Taxation	12 Months Ended
Dec. 31, 2018
TAXATION [Abstract]
Taxation
14.	TAXATION

Income Tax

PRC Corporate Income Tax

The majority of the subsidiaries and VIEs of the Sohu Group are based in mainland China and are subject to income taxes in the PRC. These China-based subsidiaries and VIEs conduct substantially all of the Sohu Group’s operations, and generate most of the Sohu Group’s income or losses. The CIT Law applies an income tax rate of 25% to all enterprises but grants preferential tax treatment to HNTEs, “Software Enterprises,” and KNSEs.

Principal Entities Qualified as HNTEs

Under preferential tax treatment, HNTEs can enjoy an income tax rate of 15%, but need to re-apply every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.

As of December 31, 2018, the following principal entities of the Sohu Group were qualified as HNTEs and were entitled to an income tax rate of 15%.

For Sohu’s Business

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Sohu Internet. Sohu Internet re-applied for HNTE qualification and received approval in October 2018. Sohu Internet is entitled to continue to enjoy the beneficial tax rate as HNTEs for the years 2018 through 2020, and will need to re-apply for HNTE qualification in 2021.

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Sohu Media and Guangzhou Qianjun. Sohu Media and Guangzhou Qianjun re-applied for HNTE qualification and received approval in November 2017 and December 2017, respectively. Sohu Media and Guangzhou Qianjun are entitled to continue to enjoy the beneficial tax rate as HNTEs for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

-	Sohu New Momentum. Sohu New Momentum qualified as an HNTE for the years 2016 through 2018, and will need to re-apply for HNTE qualification in 2019.

For Sogou’s Business

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Sogou Information. Sogou Information re-applied for HNTE qualification and received approval in November 2018. Sogou Information is entitled to continue to enjoy the beneficial tax rate as HNTEs for the years 2018 through 2020, and will need to re-apply for HNTE qualification in 2021.

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Sogou Technology. Sogou Technology re-applied for HNTE qualification and received approval in December 2017. Sogou Technology is entitled to continue to enjoy the beneficial tax rate as an HNTE for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

-	Sogou Network. Sogou Network qualified as an HNTE for the years 2016 through 2018, and will need to re-apply for HNTE qualification in 2019.

For Changyou’s Business

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Gamease and AmazGame. Gamease and AmazGame re-applied for HNTE qualification and received approval in October 2017 and December 2017, respectively. Gamease and AmazGame are entitled to continue to enjoy the beneficial tax rate as HNTEs for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

-	Gamespace. Gamespace qualified as an HNTE for the years 2016 through 2018, and will need to re-apply for HNTE qualification in 2019.

Principal Entities Qualified as Software Enterprises and KNSEs

The CIT Law and its implementing regulations provide that a Software Enterprise is entitled to an income tax exemption for two years beginning with its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years. An entity that qualifies as a KNSE is entitled to a further reduced preferential income tax rate of 10%. Enterprises wishing to enjoy the status of a Software Enterprise or a KNSE must perform a self-assessment each year to ensure they meet the criteria for qualification and file required supporting documents with the tax authorities before using the preferential CIT rates. These enterprises will be subject to the tax authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the relevant authorities may revoke the enterprise’s Software Enterprise/KNSE status.

For Sohu’s Business

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Sohu New Momentum. In 2018, Sohu New Momentum completed a self-assessment, filed required supporting documents, and was qualified as a Software Enterprise, which entitled it to the second year of an income tax rate reduction from 25% to 12.5% for 2017. Sohu New Momentum will follow the same process in 2019 to entitle it to the third year of an income tax rate reduction from 25% to 12.5% for 2018.

For Sogou’s Business

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Sogou Technology. In 2018, Sogou Technology completed a self-assessment and filed required supporting documents for KNSE status for 2017. In 2018, Sogou Technology was qualified as a KNSE after the relevant government authorities’ assessment and was entitled to a preferential income tax rate of 10% for 2017. Sogou Technology will follow the same process in 2019 for KNSE status for 2018.

For Changyou’s Business

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AmazGame. In 2018, AmazGame completed a self-assessment and filed required supporting documents for KNSE status for 2017. Also in 2018, AmazGame was qualified as a KNSE after the relevant government authorities’ assessment and was entitled to a preferential income tax rate of 10% for 2017. AmazGame will follow the same process in 2019 for KNSE status for 2018.

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Changyou Chuangxiang. In 2018, Changyou Chuangxiang completed a self-assessment, filed required supporting documents, and was qualified as a Software Enterprise, which entitled it to the first year of an income tax exemption for 2017. Changyou Chuangxiang will follow the same process in 2019 to entitle it to the second year of an income tax exemption for 2018.

U.S. Corporate Income Tax

Sohu.com Inc., which was formerly the top-tier publicly-traded parent company of the Sohu Group, was dissolved and liquidated on May 31, 2018. Sohu.com Inc. was a Delaware corporation that was subject to U.S. corporate income tax on its taxable income at a rate of 21% for taxable years beginning after December 31, 2017 and of up to 35% for prior tax years. U.S. federal tax legislation signed into law on December 22, 2017, commonly referred to as the Tax Cuts and Jobs Act (the “U.S. TCJA”), significantly modified the U.S. Internal Revenue Code by, among other things, reducing the maximum statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a partial territorial tax system with a one-time Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.

Certain activities conducted in the PRC resulted in U.S. corporate income taxes being imposed on Sohu.com Inc. when its subsidiaries that were controlled foreign corporations (“CFCs”) generated income that was subject to Subpart F of the U.S. Internal Revenue Code (“Subpart F”). Generally, passive income, such as rents, royalties, interest, dividends, and gains from disposal of the company’s investments, is among the types of income subject to taxation under Subpart F. Any income taxable under Subpart F was taxable in the U.S. at a federal corporate income tax rate of 21%. Subpart F income also included certain income from intra-Group transactions between Sohu.com Inc.’s non-U.S. subsidiaries and VIEs and Changyou’s non-U.S. subsidiaries and VIEs or Sogou’s non-U.S. subsidiaries and VIEs, or where Sohu.com Inc.’s non-U.S. subsidiaries or VIEs made an “investment in U.S. property,” such as holding the stock in, or making a loan to, a U.S. corporation.

To the extent that portions of Sohu.com Inc.’s U.S. taxable income, such as Subpart F income or GILTI, had been determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. could claim foreign tax credits to offset its U.S. income tax liabilities. Following the enactment of the U.S. TCJA, if dividends that Sohu.com Inc. received from its subsidiaries after January 1, 2018 were determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. would generally not have been required to pay U.S. corporate income tax on those dividends. Liabilities for U.S. corporate income tax were accrued in the Company’s consolidated statements of comprehensive income and estimated tax payments were made when required by U.S. law.

Treatment of Toll Charge Related to the U.S. TCJA

Beginning in the fourth quarter of 2017, the Sohu Group had recognized a provisional amount of income tax expense for the Toll Charge of $219 million, which represented management’s estimate of the amount of the Toll Charge that would have been payable by Sohu.com Inc. based on the deemed repatriation to the United States of its share of previously deferred earnings of certain of its non-U.S. subsidiaries, offset by a reduction of $4 million in liability for deferred U.S. income tax, as a result of the U.S. TCJA. The Sohu Group included the provisional amount of the Toll Charge of $219 million in its interim financial statements through the quarter ended September 30, 2018, in reliance on SAB 118.

For the fourth quarter of 2018, the Sohu Group’s management re-evaluated the impact on the Sohu Group of the Toll Charge under the U.S. TCJA. Management determined that it was more likely than not, based on the technical merits, that the tax position that the Sohu Group had no Toll Charge liability would be sustained. The Group recognized a tax benefit in the amount of $77 million, which was the largest amount that management determined to be greater than 50% likely to be realized upon settlement with the U.S. IRS. As a result, as of December 31, 2018 the Sohu Group had an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 and management’s previous estimate of the Toll Charge. In addition, the Sohu Group accrued $2 million in interest on the unrecognized tax benefit.

The tax benefit recognized and the unrecognized tax benefit in relation to the Toll Charge may be subject to further adjustment in subsequent periods based on facts and circumstances that arose after December 31, 2018, such as final IRS Toll Charge regulations published in February 2019, and any future circumstances such as any guidance issued by the U.S. Department of the Treasury, any U.S. IRS challenge of the Group’s position on the Toll Charge, if any, and management’s further judgment and estimates.

Cayman Island Tax

Under the current tax laws of the Cayman Islands, the Group is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Group to its shareholders.

Hong Kong Tax

The Group’s subsidiaries incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2016, 2017 and 2018.

Composition of Income Tax Expense

Sohu.com Inc., which was the former top-tier entity of the Sohu Group, was a Delaware corporation that was subject to United States income tax. On May 31, 2018, Sohu.com Inc. was dissolved and liquidated and Sohu.com Limited became the top-tier entity of the Sohu Group. Sohu.com Limited is not subject to income or capital gains tax under the current laws of the Cayman Islands. There are no other taxes likely to be material to Sohu.com Limited levied by the government of the Cayman Islands.

The components of income before income taxes are as follows (in thousands):

	Year ended December 31,
	2016	2017	2018
Income /(loss) before income tax expense
Income /(loss) from China operations	$(88,440)	$(75,893)	$(33,091)
Income /(loss) from non-China operations	(5,461)	(120,962)	(47,700)

Total income /(loss) before income tax expense	$(93,901)	$(196,855)	$(80,791)

Income tax expense applicable to China operations
Current tax	$13,635	$57,413	$15,040
Deferred tax	8,500	380	49,598

Subtotal income tax expense applicable to China operations	22,135	57,793	64,638
Non China income tax expense/(benefit)	(2,134)	214,737	(78,539)
Non China withholding tax expense	1,071	618	469

Total income tax expense	$21,072	$273,148	$(13,432)

For the fourth quarter of 2018, the Sohu Group’s management re-evaluated the impact on the Sohu Group of the Toll Charge under the U.S. TCJA. Management determined that it was more likely than not, based on the technical merits, that the tax position that the Sohu Group had no Toll Charge liability would be sustained. The Group recognized a tax benefit in the amount of $77 million, which was the largest amount that management determined to be greater than 50% likely to be realized upon settlement with the U.S. IRS. As a result, as of December 31, 2018 the Sohu Group had an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 and management’s previous estimate of the Toll Charge. In addition, the Sohu Group accrued $2 million in interest on the unrecognized tax benefit.

In 2017, of the $273.1 million income tax expense, $57.8 million was for PRC tax, mainly attributable to the Sohu Group’s business operations, and $214.7 million was for U.S. corporate income tax, resulting primarily from the Company’s recognition in the fourth quarter of 2017 of $219 million for the Toll Charge, which represented management’s estimate of the amount of the Toll Charge that would have been payable by Sohu.com Inc. based on the deemed repatriation to the United States of Sohu.com Inc.’s share of previously deferred earnings of certain non-U.S. subsidiaries of Sohu.com Inc., offset by a reduction of $4 million in liability for deferred U.S. income tax as a result of the U.S. TCJA. See “Treatment of Toll Charge Related to the U.S. TCJA” above.

The combined effects of the income tax exemption and reduction available to the Group are as follows (in thousands, except per share data):

	Year Ended December 31,
	2016	2017	2018
Tax holiday effect	$30,872	$17,736	$28,385
Basic net income per share effect	0.80	0.46	0.73

Effective Tax Rate

The CIT Law applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to HNTEs, Software Enterprises, and KNSEs.

The U.S. TCJA significantly modified the U.S. Internal Revenue Code by, among other things, reducing the statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a territorial tax system with a one-time Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.

The following is reconciliation between the statutory rate and the Group’s effective tax rate. For 2016 and 2017, the statutory rate represented the U.S. statutory rate of 35%, and for 2018, the statutory rate represented the PRC statutory rate of 25%. The table does not reflect any accruals related to the Toll Charge. See “U.S. Corporate Income Tax” and “Treatment of Toll Charge Related to the U.S. TCJA.”

	Year Ended December 31,
	2016	2017	2018
Statutory Rate:	35%	35%	25%
Effect of tax holidays applicable to subsidiaries and consolidated VIEs (1)	33%	9%	35%
Tax differential from statutory rate applicable to subsidiaries and consolidated VIEs	(3%)	(11%)	4%
Effect of withholding taxes (2)	(4%)	(2%)	(65%)
Changes in valuation allowance for deferred tax assets	(91%)	(57%)	(69%)
Others	8%	(2%)	(4%)

	(22%)	(28%)	(74%)

Note (1): The reversal of income tax for preferential income tax rates that Changyou’s and Sogou’s subsidiaries and VIEs were entitled to as KNSEs or Software Enterprises for 2016, 2017 and 2018 was included in the “Effect of tax holidays applicable to subsidiaries and consolidated VIEs” in the above table.

Note (2): The change was mainly due to additional income withholding tax of $47 million that was recognized in the first quarter of 2018 due to a revised policy for Changyou’s PRC subsidiaries with respect to their distribution of cash dividends. The revised policy was adopted to facilitate the distribution of a special cash dividend in the aggregate amount of approximately $500.0 million that was declared by Changyou’s Board of Directors on April 5, 2018.

PRC Withholding Tax on Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside Mainland China. A lower withholding tax rate may be applied if there is a tax treaty between Mainland China and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income,” if such holding company is considered a non-PRC resident enterprise and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

Before 2018, in order to fund the distribution of a dividend to shareholders of the Sohu Group’s majority-owned subsidiary Changyou, Changyou’s management determined to cause one of its PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK, and adopted as a policy for such subsequent years for its PRC subsidiaries a limit on payment of dividends to their direct overseas parent companies of one-half of such PRC subsidiaries’ earnings. In 2018, in order to facilitate the distribution of a special cash dividend of $500.0 million declared by Changyou’s board of directors on April 5, 2018, Changyou revised its policy for its PRC subsidiaries with respect to their distribution of cash dividends. Under the revised policy, all of Changyou’s PRC subsidiaries (not including Changyou’s VIEs and their subsidiaries) will be able to distribute their cumulative available and undistributed earnings to their direct overseas parent companies in future periods. The change resulted in Changyou’s accrual of additional withholding income taxes of approximately $47 million for the period before December 31, 2017, which was recognized in the Sohu Group’s consolidated financial statements for the quarter ended March 31, 2018. As of December 31, 2018, the Sohu Group had accrued deferred tax liabilities related to Changyou in the amount of $79.8 million for PRC withholding tax.

With the exception of that dividend, the Sohu Group does not intend to have any of its PRC subsidiaries or VIEs distribute any undistributed profits of such subsidiaries or VIEs to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested by such subsidiaries and VIEs for their PRC operations. As of December 31, 2018, the total amount of undistributed profits from the PRC subsidiaries and VIEs for which no withholding tax had been accrued was $2.45 billion, and the unrecognized tax liabilities were $245.1 million.

PRC Value-Added Tax

On May 1, 2016, the transition from the imposition of PRC business tax to the imposition of VAT was expanded to all industries in China, and as a result all of the Sohu Group’s revenues have been subject to VAT since that date. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at rates of 6% or 17% for the years ended December 31, 2016 and 2017 and for the period from January 1, 2018 to April 30, 2018, and at rates of 6% or 16% after May 1, 2018) and the available input VAT amount (at the rate applicable to the supplier).

Deferred Tax Assets and Liabilities

Significant components of the Group’s deferred tax assets and liabilities consist of the following (in thousands):

	As of December 31,
	2017	2018
Deferred tax assets:
Net operating loss from operations	$245,534	$270,807
Accrued bonus and commissions	25,164	26,704
Intangible assets transfer	538	286
Others	10,307	14,784

Total deferred tax assets	281,543	312,581
Less: Valuation allowance	(256,347)	(285,225)

Net deferred tax assets	$25,196	$27,356

Deferred tax liabilities
Withholding tax for Dividend	$(30,992)	$(79,824)
Deferred U.S. tax	(5,498)	0
Intangible assets from business acquisitions	(1,247)	(1,087)
Others	(5,655)	(4,353)

Total deferred tax liabilities	$(43,392)	$(85,264)

Net deferred tax assets are recorded under other assets in the consolidated balance sheets. As of December 31, 2018, the Group had net operating losses from PRC entities of approximately $1.24 billion available to offset against future net profit for income tax purposes. The Group anticipates that it is more likely than not that these net operating losses may not be utilized based on its estimate of the operation performance of these PRC entities; therefore, $264.5 million in deferred tax assets generated from net operating losses were offset by a valuation allowance.

The following table sets forth the movement of the valuation allowances for deferred tax assets for the years presented (in thousands):

	For the Year Ended December 31,
	2016	2017	2018
Beginning balance	$153,559	216,174	256,347
Provision for the year	83,078	66,092	49,529
Reversal for the year	(10,952)	(39,004)	(8,253)
Foreign currency translation adjustment	(9,511)	13,085	(12,398)

Ending balance	$216,174	256,347	285,225

In 2018, $14.8 million of PRC net operating losses generated from previous years expired. Pursuant to a public announcement issued by the PRC State Administration of Taxation in August 2018, net operating losses of entities not qualified as HNTEs will expire between 2019 and 2023 if not utilized and those of entities qualified as HNTEs will expire in 2028.

Uncertain Tax Positions

The following table summarizes the Group’s unrecognized tax benefit from January 1, 2016 to December 31, 2018 (in thousands):

	As of December 31,
	2016	2017	2018
Beginning balance	$39,244	$32,682	$31,138
Decreases related to prior year tax positions	(6,649)	(1,544)	(1,190)
Increases related to current year tax positions	87	0	144,414

Ending balance	$32,682	$31,138	$174,363

The increase in 2018 was mainly due to an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 in relation to the Toll Charge and management’s previous estimate of the Toll Charge that would have been due by Sohu.com Inc. if it had not been dissolved and liquidated on May 31, 2018. The Group recognized interest in the amount of $2 million in connection with the unrecognized tax benefit for the year ended December 31, 2018. The Group did not have any significant penalties associated with tax positions for the year ended December 31, 2018.

In 2017, the decreases related to prior year tax positions mainly represented write-offs of $2.4 million related to uncertain tax positions generated in 2009 and 2013.

The material jurisdictions in which the Group is subject to potential examination include China and the United States. In general, the PRC tax authorities have up to five years, and the U.S. IRS has up to three years and in certain cases up to six years, to conduct examinations of the tax filings of the Group.